UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2008
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Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective December 16, 2008, the Company promoted Mr. Shant Koumriqian to the position of Executive Vice President and Chief Financial Officer.  Mr. Koumriqian serves as the Company’s principal financial officer.  There are no arrangements or understandings between Mr. Koumriqian and any other person pursuant to which he was selected as an executive officer of the Company.  There are no family relationships between Mr. Koumriqian and any director or executive officer of the Company or any of its subsidiaries, nor has Mr. Koumriqian or any member of his immediate family engaged in any transactions with the Company of the sort described under Item 404(a) of Regulation S-K.  The Company has entered into a standard indemnification agreement with Mr. Koumriqian.

From January 2008 to December 2008, Mr. Koumriqian served as the Company’s Senior Vice President and Chief Accounting Officer.  From July 2004 to January 2008, Mr. Koumriqian served as the Company’s Vice President – Finance.  Prior to that time, Mr. Koumriqian spent a total of nine years in real estate practice groups, first at Arthur Andersen LLP and then at Deloitte & Touche LLP serving public and private real estate companies.  Mr. Koumriqian holds a Bachelor of Science degree in Business Administration, cum laude, from California State University, Los Angeles.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose.  Such information shall not be deemed incorporated by reference into any filing, regardless of any general incorporation language in such filing.

On December 19, 2008, we issued press releases announcing the appointment of Mr. Shant Koumriqian as the Company’s Executive Vice President and Chief Financial Officer and the suspension of dividends on our Series A Preferred Stock, copies of which are furnished as Exhibits 99.1 and 99.2 herewith.

Section 8 – Other Events

Item 8.01	Other Events.

On December 19, 2008, the Company’s Board of Directors has, as part of its capital management initiatives, suspended the payment of dividends on the Series A Preferred Stock.  No dividend will be paid for the period of November 1, 2008 through and including January 31, 2009.  Dividends on the Series A Preferred Stock are cumulative, and therefore, will continue to accrue at an annual rate of $1.9064 per share.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated December 19, 2008 regarding appointment of Chief Financial Officer
99.2**	Press release dated December 19, 2008 regarding suspension of Series A Preferred Dividend
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**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:     December 19, 2008